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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Manugistics Group, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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MAN99 2                    DETACH HERE


                                    PROXY

                           MANUGISTICS GROUP, INC.


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
      MANUGISTICS GROUP, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO
                           BE HELD ON JULY 24, 1998

  The undersigned, hereby revoking any contrary proxies previously given relating to these shares, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement in connection with the 1998 Annual Meeting of Shareholders of Manugistics Group, Inc. (the "Annual Meeting") to be held on Friday, July 24, 1998 at 9:00 AM E.D.T. at the Bethesda Marriott Hotel, 5151 Pooks Hill Road, Bethesda, Maryland, and hereby appoints William M. Gibson and Peter Q. Repetti, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Common Stock of MANUGISTICS GROUP, INC. registered in the name provided herein which the undersigned is entitled to vote at the Annual Meeting, and at any adjournment(s) or postponement(s) thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them hereby is, instructed to vote or act as follows on the reverse side hereof on the proposals set forth in said Proxy Statement. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

SEE REVERSE    CONTINUED AND TO BE COMPLETED, SIGNED AND DATED       SEE REVERSE
    SIDE                       ON REVERSE SIDE                           SIDE






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MAN99 2                             DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.


THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO (2) NOMINEES FOR CLASS III DIRECTORS LISTED BELOW AND FOR PROPOSALS 2 AND 3.

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                                                                                       FOR     AGAINST    ABSTAIN
1. Election of Class III Directors.                   2. Approval of an amendment
                                                         to the Company's Employee     /  /      /  /       /  /
   NOMINEES: William M. Gibson and William G. Nelson     Stock Purchase Plan to
                                                         increase the number of shares
                                                         of Common Stock authorized
                 FOR    WITHHELD                         to be issued thereunder
                 /  /     /  /                           by 500,000.
                                                                                       FOR     AGAINST    ABSTAIN
   /  /                                               3. Approval of the adoption of
       ---------------------------------------           the 1998 Stock Option Plan.   /  /      /  /       /  /
       For both nominees except as noted above
                                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         /  /

                                                      Please sign exactly as name appears hereon. Joint owners
                                                      should each sign. When signing as attorney, executor,
                                                      administrator, trustee or guardian, please give full
                                                      title as such.

Signature:                     Date:                   Signature:                      Date:
          --------------------      --------------               ---------------------      ------------
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